For period
ending June 30,
1998                                    Exhibit 77D

File number
811-4919


Series Trust
Global Income
Portfolio

The board of
trustees has
approved a
change in the
Fund's non-
fundamental
investment
policies to
increase its
ability to invest
in U.S. and
foreign
mortgage-
backed
securities and
to permit
investment in
loan
participations
and
assignments.




For period
ending June 30,
1998                                    Exhibit 77I

File number
811-4919


The board of
trustees has
approved new
Class I shares
of Mitchell
Hutchins Series
Trust.  Under a
distribution plan
adopted with
respect to the
Class I shares,
each Portfolio
pays Mitchell
Hutchins
monthly
distribution fees
at the annual
rate of 0.25% of
the average
daily net assets
attributable to
that Portfolio's
Class I shares


FORM 10f-3      FUND:   Series Trust Growth and Income
Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Vernado Realty

2.      Date of Purchase:  10-21-97     3.  Date
offering commenced:  10-24-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $400,500

6.      Aggregate principal amount of offering:  $450,000,000

7.      Purchase price (net of fees and expenses):  $45

8.      Initial public offering price:  $45

9.      Commission, spread or profit:   %       $1.20

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities\ Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:  11-3-97


FORM 10f-3      FUND:   Series Trust Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Vernado Realty

2.      Date of Purchase:  10-21-97     3.  Date
offering commenced:  10-21-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $72,000

6.      Aggregate principal amount of offering:  $450,000,000

7.      Purchase price (net of fees and expenses):  $45

8.      Initial public offering price:  $45

9.      Commission, spread or profit:   %       $1.20

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:  11-3-97


FORM 10f-3      FUND:   Series Trust Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Vernado Realty

2.      Date of Purchase:  10-21-97     3.  Date
offering commenced:  10-21-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $112,500

6.      Aggregate principal amount of offering:  $450,000,000

7.      Purchase price (net of fees and expenses):  $45

8.      Initial public offering price:  $45

9.      Commission, spread or profit:   %       $1.20

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Ellen Harris                     Date:  11-3-97

FORM 10f-3      FUND:   Series Trust Balanced  Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer: Mettler Toledo

2.      Date of Purchase:  11-13-97     3.  Date
offering commenced:  11-13-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $84,000

6.      Aggregate principal amount of offering:  $93,324,000

7.      Purchase price (net of fees and expenses):  $14

8.      Initial public offering price:  $14

9.      Commission, spread or profit:   %       $.55

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:  11-17-97

FORM 10f-3      FUND:   Series Trust Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Mettler Toledo

2.      Date of Purchase:  11-13-97     3.  Date
offering commenced:  11-13-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $84,000

6.      Aggregate principal amount of offering:  $93,324,000

7.      Purchase price (net of fees and expenses):  $14

8.      Initial public offering price:  $14

9.      Commission, spread or profit:   %       $.55

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Ellen Harris                     Date:  11-17-97

FORM 10f-3      FUND:   Series Trust Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:America Skiing

2.      Date of Purchase:  11-6-97      3.  Date
offering commenced:  11-6-97

3.      Underwriters from whom purchased:    DLJ

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $180,000

6.      Aggregate principal amount of offering:  $265,500,000

7.      Purchase price (net of fees and expenses):  $18

8.      Initial public offering price:  $18

9.      Commission, spread or profit:   %       $.68

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Ellen Harris                     Date:  11-17-97

FORM 10f-3      FUND:   Series Trust Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Peterson Co.

2.      Date of Purchase:  10-1-97      3.  Date
offering commenced:  10-1-97

3.      Underwriters from whom purchased:  Wasserstein Parrella

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $17,500

6.      Aggregate principal amount of offering:  $122,500,000

7.      Purchase price (net of fees and expenses):  $17.50

8.      Initial public offering price:  $17.50

9.      Commission, spread or profit:   %       $.72

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Ellen Harris                     Date:  10-2-97

FORM 10f-3      FUND:   Series Trust Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Javic Transportation

2.      Date of Purchase:  10-7-97      3.  Date
offering commenced:  10-7-97

3.      Underwriters from whom purchased:  BT Alex Brown

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $15,000

6.      Aggregate principal amount of offering:  $57,000,000

7.      Purchase price (net of fees and expenses):  $15

8.      Initial public offering price:  $15

9.      Commission, spread or profit:   %       $.63

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Ellen Harris                     Date:  10-7-97

FORM 10f-3      FUND:   Series Trust Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Stoneridge

2.      Date of Purchase:  10-9-97      3.  Date
offering commenced:  10-9-97

3.      Underwriters from whom purchased:  Morgan Stanley

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $26,250

6.      Aggregate principal amount of offering:  $102,375,000

7.      Purchase price (net of fees and expenses):  $17.50

8.      Initial public offering price:  $17.50

9.      Commission, spread or profit:   %       $.74

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/  Ellen Harris                    Date:  10-10-97

FORM 10f-3      FUND:   Series Trust Growth and Income
Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Peterson Co.

2.      Date of Purchase:  10-1-97      3.  Date
offering commenced:  10-1-97

3.      Underwriters from whom purchased:  Morgan Stanley

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $8,750

6.      Aggregate principal amount of offering:  $122,500,000

7.      Purchase price (net of fees and expenses):  $17.50

8.      Initial public offering price:  $17.50

9.      Commission, spread or profit:   %       $.72

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:  10-2-97


FORM 10f-3      FUND:   Series Trust Growth and Income
Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Sunstone Hotel

2.      Date of Purchase:  10-8-97      3.  Date
offering commenced:  10-8-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $43,125

6.      Aggregate principal amount of offering:  $155,250,000

7.      Purchase price (net of fees and expenses):  $17.25

8.      Initial public offering price:  $17.25

9.      Commission, spread or profit:   %       $.51

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:  10-9-97


FORM 10f-3      FUND:   Series Trust Growth and Income
Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Stoneridge

2.      Date of Purchase:  10-9-97      3.  Date
offering commenced:  10-9-97

3.      Underwriters from whom purchased:  Morgan Stanley

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $17,500

6.      Aggregate principal amount of offering:  $102,375,000

7.      Purchase price (net of fees and expenses):  $17.25

8.      Initial public offering price:  $17.25

9.      Commission, spread or profit:   %       $.74

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:  10-10-97


FORM 10f-3      FUND:   Series Trust Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Alaska Airlines

2.      Date of Purchase:  12-10-97     3.  Date
offering commenced:  12-16-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $358,900

6.      Aggregate principal amount of offering:  $111,000,000

7.      Purchase price (net of fees and expenses):  $37

8.      Initial public offering price:  $37

9.      Commission, spread or profit:   %       $.95

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Ellen Harris                     Date:  12-17-97

FORM 10f-3      FUND:   Series Trust Growth and Income
Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:  Alaska Airlines

2.      Date of Purchase:  12-10-97     3.  Date
offering commenced:  12-16-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $51,800

6.      Aggregate principal amount of offering:  $111,000,000

7.      Purchase price (net of fees and expenses):  $37

8.      Initial public offering price:  $37

9.      Commission, spread or profit:   %       $.95

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:


FORM 10f-3      FUND:   Series Trust Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures


1.      Issuer:   Alaska Airlines

2.      Date of Purchase:  12-10-97     3.  Date
offering commenced:  12-16-97

3.      Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.      Aggregate principal amount of purchase:  $125,800

6.      Aggregate principal amount of offering:  $111,000,000

7.      Purchase price (net of fees and expenses):  $37

8.      Initial public offering price:  $37

9.      Commission, spread or profit:   %       $.95

10.     Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b. The securities were purchased prior to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.      The underwriting was a firm commitment underwriting.
X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.      The purchase price was less than 3% of the Fund's total assets.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

X


Approved:  /s/ Mark Tincher                     Date:

			 /